Series Number: 1
For period ending 3/31/2014

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $1.0 billion 0.950%
Next $1.0 billion 0.900%
Over $4.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $1.0 billion 0.750%
Next $1.0 billion 0.700%
Over $4.5 billion 0.650%

R6
First $2.5 billion 0.650%
Next $1.0 billion 0.600%
Next $1.0 billion 0.550%
Over $4.5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                33,538
Institutional Class                                           8,873
2. Dividends for a second class of open-end company shares
A Class                                4,263
B Class                                7
C Class                                133
R Class                                327
R6 Class                                6

73A)           1. Dividends from net investment income
Investor Class                                           $0.1192
Institutional Class                                $0.1348
           2. Dividends for a second class of open-end company shares
A Class                                $0.0996
B Class                                $0.0465
C Class                                $0.0465
R Class                                $0.0800
R6 Class                                $0.1024

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           284,428
Institutional Class                                88,531
2. Number of shares outstanding of a second class of open-end company shares(000's omitted)
A Class                                42,869
B Class                                105
C Class                                3,096
R Class                                4,384
R6 Class                                371

74V).           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.46
Institutional Class                                $8.47
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.45
B Class                                $8.42
C Class                                $8.36
R Class                                $8.46
R6 Class                                $8.47

Series Number: 2
For period ending 3/31/2014

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

R6
First $2.5 billion 0.650%
Next $2.5 billion 0.600%
Next $5.0 billion 0.550%
Next $5.0 billion 0.500%
Over $15.0 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           124,130
Institutional Class                                37,307
2.  Dividends for a second class of open-end company shares
A Class                                55,189
B Class                                91
C Class                                6,328
R Class                                3,123
R6 Class                                116

73A)           1. Dividends from net investment income
Investor Class                                           $0.1958
                      Institutional Class                                $0.2129
2. Dividends for a second class of open-end company shares
A Class                                $0.1740
B Class                                $0.1091
C Class                                $0.1091
R Class                                $0.1524
                                    R6 Class                                                                $0.1656

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           611,359
Institutional Class                                160,802
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                307,894
B Class                                808
C Class                                58,993
R Class                                19,255
R6 Class                                2,999

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.84
Institutional Class                                $8.85
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.84
B Class                                $8.85
C Class                                $8.84
R Class                                $8.82
R6 Class                                $8.85

Series Number: 4
For period ending 3/31/2014

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

R6
First $2.5 billion 0.900%
Over $2.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           7,746
Institutional Class                                8,112
2.  Dividends for a second class of open-end company shares
A Class                                2,703
C Class                                -
R Class                                17
R6 Class                                4

73A)           1. Dividends from net investment income
Investor Class                                           $0.0840
Institutional Class                                $0.0997
2. Dividends for a second class of open-end company shares
A Class                                $0.0643
C Class                                $0.0222
R Class                                $0.0445
R6 Class                                $0.0565

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           96,003
Institutional Class                                87,981
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                44,209
C Class                                12
R Class                                460
R6 Class                                1,351

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                $9.88
Institutional Class                                $9.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $9.81
C Class                                $9.71
R Class                                $9.83
R6 Class                                $9.94

Series Number: 6
For period ending 3/31/2014

48)	Investor, A, B, C & R
First $1.0 billion 0.900%
Next $4.0 billion 0.800%
Over $5.0 billion 0.700%

Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           8,420
Institutional                                1,265
2. Dividends for a second class of open-end company shares
A Class                                982
B Class                                6
C Class                                57
R Class                                66
R6 Class                                -

73A)           1. Dividends from net investment income
Investor Class                                           $0.1223
Institutional Class                                $0.1378
2. Dividends for a second class of open-end company shares
A Class                                $0.1030
B Class                                $0.0449
C Class                                $0.0449
R Class                                $0.0835
R6 Class                                $0.1104

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           69,354
Institutional Class                                9,799
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                9,045
B Class                                112
C Class                                1,220
R Class                                741
R6 Class                                3

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.28
Institutional                                $8.29
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.28
B Class                                $8.31
C Class                                $8.28
R Class                                $8.28
R6 Class                                $8.29

Series Number: 7
For period ending 3/31/2014

48)	Investor, A, C & R
1.000%

Institutional
0.800%

R6
0.650%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           37,723
Institutional Class                                8,906
2. Dividends for a second class of open-end company shares
A Class                                6,942
C Class                                223
R Class                                818
R6 Class                                343

73A)           1. Dividends from net investment income
Investor Class                                           $0.1953
Institutional Class                                $0.2264
2. Dividends for a second class of open-end company shares
A Class                                $0.1638
C Class                                $0.0713
R Class                                $0.1326
R6 Class                                $0.1615

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           198,915
Institutional Class                                46,680
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                49,127
C Class                                3,716
R Class                                6,770
R6 Class                                4,560

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $16.35
Institutional Class                                $16.36
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $16.33
C Class                                $16.26
R Class                                $16.31
R6 Class                                $16.35

Series Number: 8
For period ending 3/31/2014

48)	Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

Series Number: 9
For period ending 3/31/2014

48)	Institutional
0.800%

R6
0.650%

Series Number: 11
For period ending 3/31/2014

48)      Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      4,860
Institutional Class                                           556
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,342
C Class                                           687
R Class                                           42

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.22
Institutional                                           $10.28
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.16
C Class                                           $9.97
R Class                                           $10.10